GMO Trust
FYE 2/29/16
Attachment Filed in Response to Form N-SAR Sub-Item 77P

GMO Fund of Fund Allocation %
March, 2015
	Benchmark-Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund (Class IV)	87,769,710.51	1.79%	2,144,442,389.33	10.04%			331,142,966.02	7.03%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)	1,212,465,668.70	24.75%					949,976,045.61	20.18%					531,952,903.16	22.47%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Currency Hedged International Equity Fund
Debt Opportunities Fund	210,643,483.34	4.30%	856,996,384.74	4.01%			211,885,942.98	4.50%					91,403,997.58	3.86%													23,142,002.79	23.23%	14,115,091.04	19.33%	1,950,014.79	14.57%	1,502,448.64	13.04%			2,780,766.94	12.33%	2,851,478.98	0.22%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)	280,085,787.81	5.72%	984,830,285.50	4.61%			218,274,412.24	4.64%					109,098,170.49	4.61%													11,151,253.54	11.20%			2,070,417.39	15.47%	1,863,626.67	16.17%			3,308,535.26	14.66%
Emerging Domestic Opportunities Fund
Emerging Markets Fund	745,954,265.53	15.22%			763,965,366.33	20.73%	571,982,000.34	12.15%	469,857,790.88	30.27%	119,230,435.39	10.24%	406,679,036.99	17.18%	169,167,934.47	9.81%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund			15,628,782,697.63	73.17%																																							50,000,000.00	100.00%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund	1,008,361,429.34	20.58%			1,651,134,077.49	44.80%	1,173,964,585.01	24.94%	1,082,315,820.84	69.73%	1,045,166,989.69	89.76%	737,241,194.46	31.14%	914,008,529.38	53.01%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)	126,662,230.82	2.59%					125,367,279.11	2.66%
Special Opportunities Fund	191,068,608.37	3.90%	652,657,802.53	3.06%
Special Opportunities SPC LTD.																																															9,505,000.00	100.00%
Special Situations Fund
Strategic Fixed Income Fund
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund	217,582,430.82	4.44%	1,090,559,010.95	5.11%			145,883,558.20	3.10%																															723,902,366.45	56.31%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Core Equity Fund (Class III)
U.S. Core Equity Fund (Class IV)
U.S. Core Equity Fund (Class V)
U.S. Core Equity Fund (Class VI)	751,993,533.12	15.35%			1,270,447,575.12	34.47%	738,180,184.18	15.68%					491,117,431.45	20.74%	640,985,625.06	37.18%
U.S. Core Equity Fund (Class IX)
U.S. Treasury Fund	67,100,110.05	1.37%					240,694,775.05	5.11%									103,781,000.00	100.00%	25,970,000.00	100.00%	205,200,022.30	100.00%					37,862,920.50	38.01%	36,008,142.50	49.30%	3,920,000.00	29.30%	3,022,000.00	26.22%	44,831,828.28	100.00%	8,300,000.00	36.79%	558,715,384.65	43.46%
World Opportunity Overlay Fund																											27,445,084.03	27.55%	22,913,584.12	31.37%	5,440,141.54	40.66%	5,135,324.02	44.56%			8,172,569.65	36.22%

Total Market Value	4,899,687,258.41	100.00%	21,358,268,570.68	100.00%	3,685,547,018.94	100.00%	4,707,351,748.74	100.00%	1,552,173,611.72	100.00%	1,164,397,425.08	100.00%	2,367,492,734.13	100.00%	1,724,162,088.91	100.00%	103,781,000.00	100.00%	25,970,000.00	100.00%	205,200,022.30	100.00%	0.00	0.00%	0.00	0.00%	99,601,260.86	100.00%	73,036,817.66	100.00%	13,380,573.72	100.00%	11,523,399.33	100.00%	44,831,828.28	100.00%	22,561,871.85	100.00%	1,285,469,230.08	100.00%	0.00	0.00%	50,000,000.00	100.00%	0.00	0.00%	9,505,000.00	100.00%	0.00	0.00%

GMO Fund of Fund Allocation %
April, 2015
	Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund	88,929,662.63	1.78%	2,235,523,376.95	10.10%			335,519,304.78	7.01%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)	1,260,078,714.52	25.26%					973,128,602.88	20.33%					559,981,580.65	23.22%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund	211,236,845.26	4.23%	859,410,459.07	3.88%			212,482,804.79	4.44%					91,661,473.63	3.80%													23,207,191.53	23.62%	14,154,851.86	28.22%	1,955,507.79	19.84%	1,506,680.89	17.85%			2,788,600.08	14.17%	2,859,511.31	0.22%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)	286,881,118.11	5.75%	1,008,723,847.28	4.56%			220,981,198.26	4.62%					111,745,067.03	4.63%													11,421,800.84	11.62%			2,120,649.04	21.52%	1,908,841.24	22.62%			3,388,805.63	17.22%
Emerging Domestic Opportunities Fund
Emerging Markets Fund	808,370,846.93	16.21%			800,298,946.42	21.70%	614,393,789.61	12.83%	512,217,893.78	31.02%	122,560,723.74	9.99%	440,707,282.94	18.27%	180,531,395.24	10.09%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund			16,272,840,960.64	73.48%																																							50000000	100.00%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund	1,010,047,663.38	20.25%			1,672,717,524.29	45.36%	1,207,531,620.26	25.23%	1,138,870,751.20	68.98%	1,104,356,246.55	90.01%	735,589,952.03	30.50%	950,050,215.96	53.08%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)	127,804,475.39	2.56%					124,617,323.36	2.60%
Special Opportunities Fund	192,997,620.06	3.87%	666,287,136.60	3.01%
Special Opportunities SPC LTD.																																															8730000.00	100.00%
Special Situations Fund
Strategic Fixed Income Fund
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund	217,135,649.65	4.35%	1,101,752,862.07	4.98%			144,596,686.41	3.02%																															726,421,748.24	56.40%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Core Equity Fund (Class III)
U.S. Core Equity Fund (Class IV)
U.S. Core Equity Fund (Class V)
U.S. Core Equity Fund (Class VI)	717,690,418.47	14.39%			1,214,567,276.99	32.94%	713,027,557.77	14.90%					472,092,026.08	19.57%	659,300,291.58	36.83%
U.S. Core Equity Fund (Class IX)
U.S. Treasury Fund	67,103,510.35	1.35%					240,706,950.08	5.03%									80,281,000.00	100.00%	124,780,000.00	100.00%	345,210,497.05	100.00%					39,662,920.50	40.36%	36,008,142.50	71.78%	1,695,000.00	17.20%	1,014,000.00	12.02%	44,831,828.28	100.00%	6,300,000.00	32.02%	558,743,697.53	43.38%
World Opportunity Overlay Fund																											23,977,909.60	24.40%			4,083,237.03	41.44%	4,009,322.09	47.51%			7,199,632.63	36.59%

Total Market Value	4,988,276,524.75	100.00%	22,144,538,642.61	100.00%	3,687,583,747.70	100.00%	4,786,985,838.20	100.00%	1,651,088,644.98	100.00%	1,226,916,970.29	100.00%	2,411,777,382.36	100.00%	1,789,881,902.78	100.00%	80,281,000.00	100.00%	124,780,000.00	100.00%	345,210,497.05	100.00%	0.00	0.00%	0.00	0.00%	98,269,822.47	100.00%	50,162,994.36	100.00%	9,854,393.86	100.00%	8,438,844.22	100.00%	44,831,828.28	100.00%	19,677,038.34	100.00%	1,288,024,957.08	100.00%	0.00	0.00%	50,000,000.00	100.00%	0.00	0.00%	8,730,000.00	100.00%	0.00	0.00%

GMO Fund of Fund Allocation %
May, 2015
	Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund	88,195,026.29	1.79%	1,592,907,229.89	7.03%			298,674,086.88	7.02%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)	1,247,208,461.74	25.27%					855,384,676.67	20.12%					562,318,732.49	23.29%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund	211,575,909.22	4.29%	869,162,189.38	3.83%			192,777,299.12	4.53%					91,808,602.80	3.80%													23,244,442.24	23.02%	14,177,572.33	21.75%	1,958,646.64	16.19%	1,345,306.71	17.78%			2,793,076.17	13.14%	2,864,101.22	0.22%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)	281,910,769.26	5.71%	1,030,891,396.68	4.55%			192,242,844.93	4.52%					110,939,489.82	4.59%													11,339,460.36	11.23%			2,105,361.14	17.41%	1,330,695.10	17.59%			3,364,375.52	15.83%
Emerging Domestic Opportunities Fund
Emerging Markets Fund	774,117,844.94	15.68%			784,802,153.64	21.62%	543,900,952.64	12.79%	521,391,761.95	31.79%	120,008,145.66	9.91%	424,446,355.31	17.58%	166,488,389.97	9.63%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund			17,342,777,302.45	76.51%																																							50000000	100.00%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund	988,095,712.29	20.02%			1,641,324,854.79	45.23%	1,066,665,149.22	25.09%	1,118,547,475.06	68.21%	1,090,684,594.38	90.09%	733,229,354.37	30.37%	916,655,480.12	53.01%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)	130,469,712.71	2.64%					106,932,867.02	2.52%						0.00%
Special Opportunities Fund	194,181,325.37	3.93%	686,303,288.60	3.03%
Special Opportunities SPC LTD.																																															8380000.00	100.00%
Special Situations Fund
Strategic Fixed Income Fund														0.00%
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund	218,284,515.52	4.42%	1,146,072,825.90	5.06%			128,576,599.26	3.02%																															729,780,923.95	56.51%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Core Equity Fund (Class III)
U.S. Core Equity Fund (Class IV)
U.S. Core Equity Fund (Class V)
U.S. Core Equity Fund (Class VI)	688,820,962.67	13.96%			1,203,114,409.91	33.15%	619,733,140.09	14.58%					467,520,543.91	19.36%	646,165,395.88	37.37%
U.S. Core Equity Fund (Class IX)
U.S. Treasury Fund	112,670,131.95	2.28%					246,888,813.03	5.81%					24,266,157.65	1.01%			179,281,000.00	100.00%	60,780,000.00	100.00%	350,227,067.83	100.00%					42,112,920.50	41.70%	51,008,142.50	78.25%	3,895,000.00	32.20%	2,000,000.00	26.44%	44,831,828.28	100.00%	7,800,000.00	36.70%	558,775,175.43	43.27%
World Opportunity Overlay Fund																											24,292,167.92	24.05%			4,136,752.59	34.20%	2,888,779.10	38.19%			7,293,992.16	34.32%

Total Market Value	4,935,530,371.96	100.00%	22,668,114,232.90	100.00%	3,629,241,418.34	100.00%	4,251,776,428.86	100.00%	1,639,939,237.01	100.00%	1,210,692,740.04	100.00%	2,414,529,236.35	100.00%	1,729,309,265.97	100.00%	179,281,000.00	100.00%	60,780,000.00	100.00%	350,227,067.83	100.00%	0.00	0.00%	0.00	0.00%	100,988,991.02	100.00%	65,185,714.83	100.00%	12,095,760.37	100.00%	7,564,780.91	100.00%	44,831,828.28	100.00%	21,251,443.85	100.00%	1,291,420,200.60	100.00%	0.00	0.00%	50,000,000.00	100.00%	0.00	0.00%	8,380,000.00	100.00%	0.00	0.00%

GMO Fund of Fund Allocation %
June, 2015
	Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund	87,811,741.25	1.80%	1,574,844,003.95	7.07%			291,533,098.88	7.08%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)	1,245,925,077.06	25.49%					844,710,506.82	20.51%					567,460,466.53	23.61%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund	211,914,973.18	4.34%	870,555,077.50	3.91%			188,790,336.65	4.58%					91,955,731.98	3.83%													23,281,692.95	20.17%	14,200,292.80	15.74%	1,961,785.50	19.87%					2,797,552.25	13.71%	2,868,691.13	0.22%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)	275,769,559.55	5.64%	1,008,434,218.95	4.53%			186,223,344.06	4.52%					108,522,758.20	4.52%													11,092,438.92	9.61%			2,059,497.47	20.86%					3,291,085.18	16.12%
Emerging Domestic Opportunities Fund
Emerging Markets Fund	781,074,860.82	15.98%			765,510,065.30	21.90%	537,137,179.46	13.04%	511,841,299.11	32.50%	118,743,475.67	10.09%	436,142,529.75	18.15%	170,188,490.52	10.13%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund			17,028,906,718.84	76.49%																																							50000000	100.00%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund	961,278,918.43	19.67%			1,579,051,979.31	45.17%	1,010,925,608.60	24.54%	1,063,025,589.61	67.50%	1,057,978,487.02	89.91%	719,690,705.51	29.94%	889,510,137.73	52.94%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)	129,454,384.21	2.65%					103,440,332.34	2.51%
Special Opportunities Fund	192,086,186.00	3.93%	670,181,610.15	3.01%
Special Opportunities SPC LTD.																																															8725000	100.00%
Special Situations Fund
Strategic Fixed Income Fund
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund	212,005,119.66	4.34%	1,110,558,127.03	4.99%			123,191,114.46	2.99%																															719,703,396.81	56.17%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Equity Allocation Fund (Class III)
U.S. Equity Allocation Fund (Class IV)
U.S. Equity Allocation Fund (Class V)
U.S. Equity Allocation Fund (Class VI)	670,891,603.47	13.73%			1,151,128,046.15	32.93%	594,164,556.39	14.42%					455,351,425.63	18.94%	620,519,982.01	36.93%
U.S. Equity Allocation Fund (Class IX)
U.S. Treasury Fund	119,878,765.10	2.45%					239,011,275.05	5.80%					24,434,525.78	1.02%			50,281,000.00	100.00%	23,780,000.00	100.00%	443,248,671.18	100.00%					56,312,920.50	48.80%	76,008,142.50	84.26%	1,645,000.00	16.66%			84,831,828.28	100.00%	6,900,000.00	33.81%	558,809,654.20	43.61%
World Opportunity Overlay Fund																											24,716,416.65	21.42%			4,208,998.59	42.62%					7,421,377.54	36.36%

Total Market Value	4,888,091,188.73	100.00%	22,263,479,756.42	100.00%	3,495,690,090.76	100.00%	4,119,127,352.71	100.00%	1,574,866,888.72	100.00%	1,176,721,962.69	100.00%	2,403,558,143.38	100.00%	1,680,218,610.26	100.00%	50,281,000.00	100.00%	23,780,000.00	100.00%	443,248,671.18	100.00%	0.00	0.00%	0.00	0.00%	115,403,469.02	100.00%	90,208,435.30	100.00%	9,875,281.56	100.00%	0.00	0.00%	84,831,828.28	100.00%	20,410,014.97	100.00%	1,281,381,742.14	100.00%	0.00	0.00%	50,000,000.00	100.00%	0.00	0.00%	8,725,000.00	100.00%	0.00	0.00%

GMO Fund of Fund Allocation %
July, 2015
	Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)/4061		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund			1,315,506,668.33	5.94%			243,310,290.38	5.96%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)	1,245,898,578.11	25.67%					828,928,280.83	20.31%					551,240,062.83	23.34%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund	211,906,325.82	4.37%	870,519,553.81	3.93%			187,246,679.90	4.59%					91,951,979.64	3.89%													23,142,002.79	18.16%	14,115,091.04	15.66%	1,950,014.79	17.81%					2,780,766.94	13.78%	5,737,148.12	0.22%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)	276,126,032.62	5.69%	1,009,737,769.77	4.56%			186,464,065.35	4.57%					107,500,706.36	4.55%													10,857,180.40	8.52%			2,015,817.78	18.41%					3,221,284.86	15.96%
Emerging Domestic Opportunities Fund
Emerging Markets Fund	725,158,909.22	14.94%			768,385,771.15	21.98%	498,684,352.42	12.22%	491,038,622.37	31.95%	118,610,571.99	9.98%	404,919,754.82	17.14%	169,617,201.07	9.98%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund			17,151,537,442.35	77.45%																																							49975000	100.00%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund	965,844,630.01	19.90%			1,586,623,867.10	45.39%	1,015,727,123.20	24.89%	1,046,022,784.96	68.05%	1,069,515,004.52	90.02%	720,257,341.56	30.50%	902,651,059.24	53.13%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)							106,641,242.56	2.61%
Special Opportunities Fund
Special Opportunities SPC LTD.																																															8230000	100.00%
Special Situations Fund	133,460,286.48	2.75%
Strategic Fixed Income Fund	192,757,817.46	3.97%	672,524,907.53	3.04%
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund	216,090,734.74	4.45%	1,125,399,988.56	5.08%			125,417,863.89	3.07%																															1,447,804,732.90	56.31%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Equity Allocation Fund (Class III)
U.S. Equity Allocation Fund (Class IV)
U.S. Equity Allocation Fund (Class V)
U.S. Equity Allocation Fund (Class VI)	684,365,124.08	14.10%			1,140,218,320.42	32.62%	606,097,167.20	14.85%					462,177,539.85	19.57%	626,571,643.49	36.88%
U.S. Equity Allocation Fund (Class IX)
U.S. Treasury Fund	201,346,688.30	4.15%					282,721,551.03	6.93%									140,281,000.00	100.00%	95,240,000.00	100.00%	480,286,903.45	100.00%					68,812,920.50	54.01%	76,008,142.50	84.34%	2,795,000.00	25.53%	720,000.00	100.00%	84,831,828.28	100.00%	6,800,000.00	33.69%	1,117,725,749.30	43.47%
World Opportunity Overlay Fund													23,713,034.88	1.00%													24,590,713.32	19.30%			4,187,592.37	38.25%					7,383,633.72	36.58%

Total Market Value	4,852,955,126.84	100.00%	22,145,226,330.35	100.00%	3,495,227,958.67	100.00%	4,081,238,616.76	100.00%	1,537,061,407.33	100.00%	1,188,125,576.51	100.00%	2,361,760,419.94	100.00%	1,698,839,903.80	100.00%	140,281,000.00	100.00%	95,240,000.00	100.00%	480,286,903.45	100.00%	0.00	0.00%	0.00	0.00%	127,402,817.01	100.00%	90,123,233.54	100.00%	10,948,424.94	100.00%	720,000.00	100.00%	84,831,828.28	100.00%	20,185,685.52	100.00%	2,571,267,630.32	100.00%	0.00	0.00%	49,975,000.00	100.00%	0.00	0.00%	8,230,000.00	100.00%	0.00	0.00%

GMO Fund of Fund Allocation %
August, 2015
	Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund			1,005,176,089.48	4.93%			185,372,713.93	4.92%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)							753,129,397.44	19.98%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund	199,770,845.73	4.69%	874,467,789.10	4.29%			167,491,439.63	4.44%					90,659,709.20	4.52%													27,309,750.32	16.19%	14,103,730.81	18.53%	1,948,445.36	17.53%					2,778,528.89	13.15%	5,732,530.70	0.22%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)	272,236,933.57	6.39%	930,503,976.54	4.56%			170,911,835.58	4.53%					104,385,684.69	5.21%													13,523,111.89	8.02%			1,987,425.98	17.88%					3,175,914.65	15.03%
Emerging Domestic Opportunities Fund
Emerging Markets Fund	756,159,273.80	17.74%			697,140,266.41	21.89%	477,526,517.48	12.67%	445,499,713.98	31.55%	107,555,109.49	9.99%	407,559,396.08	20.33%	153,542,368.29	9.68%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund			15,951,582,039.68	78.17%																																							49975000	100.00%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund	928,073,273.21	21.77%			1,442,007,388.99	45.28%	952,649,616.00	25.28%	966,588,768.57	68.45%	968,640,128.12	90.01%	670,138,842.70	33.43%	841,854,741.65	53.09%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)	174,928,666.66	4.10%					135,877,043.70	3.61%					60,630,464.57	3.02%
Special Opportunities Fund	187,209,453.48	4.39%	625,988,562.15	3.07%
Special Opportunities SPC LTD.																																															8,395,000.00	100.00%
Special Situations Fund
Strategic Fixed Income Fund
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund	212,068,957.40	4.97%	1,017,680,471.71	4.99%			111,951,521.42	2.97%																															1,446,125,145.04	56.28%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Equity Allocation Fund (Class III)
U.S. Equity Allocation Fund (Class IV)
U.S. Equity Allocation Fund (Class V)
U.S. Equity Allocation Fund (Class VI)	633,799,354.71	14.87%			1,045,774,428.13	32.84%	553,443,421.20	14.68%					415,142,256.15	20.71%	590,231,286.86	37.22%
U.S. Equity Allocation Fund (Class IX)
U.S. Treasury Fund	899,168,042.08	21.09%					260,719,584.05	6.92%					256,083,031.10	12.77%			112281000.00	100.00%	137,740,000.00	100.00%	78,322,776.30	100.00%					103,312,920.50	61.23%	62,008,142.50	81.47%	2,995,000.00	26.94%	670,000.00	100.00%	84,831,828.28	100.00%	7,800,000.00	36.91%	1,117,811,715.50	43.50%
World Opportunity Overlay Fund																											24,575,000.41	14.57%		0.00%	4,184,916.59	37.65%					7,378,915.75	34.92%

Total Market Value	4,263,414,800.64	100.00%	20,405,398,928.66	100.00%	3,184,922,083.53	100.00%	3,769,073,090.43	100.00%	1,412,088,482.55	100.00%	1,076,195,237.61	100.00%	2,004,599,384.49	100.00%	1,585,628,396.80	100.00%	112,281,000.00	100.00%	137,740,000.00	100.00%	78,322,776.30	100.00%	0.00	0.00%	0.00	0.00%	168,720,783.12	100.00%	76,111,873.31	100.00%	11,115,787.93	100.00%	670,000.00	100.00%	84,831,828.28	100.00%	21,133,359.29	100.00%	2,569,669,391.24	100.00%	0.00	0.00%	49,975,000.00	100.00%	0.00	0.00%	8,395,000.00	100.00%	0.00	0.00%

GMO Fund of Fund Allocation %
September, 2015
	Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)/4061		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund			772,916,739.30	4.01%			146,286,717.80	4.05%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)							724,715,975.26	20.05%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund	199,770,845.73	5.02%	867,113,121.52	4.50%			162,999,702.44	4.51%					90,659,709.20	4.88%													27,276,754.25	15.30%	14,103,730.81	18.52%	1,671,818.55	19.32%					2,778,528.89	17.21%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)	265,050,089.04	6.66%	865,423,734.37	4.49%			160,625,440.17	4.44%					102,206,203.37	5.50%													13,760,880.89	7.72%			1,634,496.59	18.89%					3,109,604.35	19.26%
Emerging Domestic Opportunities Fund
Emerging Markets Fund	744,330,067.35	18.69%			685,637,197.58	22.39%	470,056,186.88	13.00%	423,621,022.36	32.21%	102,401,799.65	10.10%	401,183,617.32	21.59%	151,140,381.78	9.95%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund			15,242,367,201.42	79.01%																																							49975000	100.00%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund	871,199,299.14	21.88%			1,358,016,641.20	44.34%	892,048,846.99	24.67%	891,696,649.79	67.79%	911,319,149.12	89.90%	629,449,639.74	33.88%	790,478,934.18	52.05%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)							91,486,817.65	2.53%
Special Opportunities Fund	182,982,180.04	4.60%	578,584,542.83	3.00%
Special Opportunities SPC LTD.																																															8,230,000.00	100.00%
Strategic Fixed Income Fund
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund	210,546,043.56	5.29%	964,175,534.68	5.00%			108,965,882.65	3.01%																															1,446,125,145.04	56.39%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Equity Allocation Fund (Class III)
U.S. Equity Allocation Fund (Class IV)
U.S. Equity Allocation Fund (Class V)
U.S. Equity Allocation Fund (Class VI)	620,505,863.51	15.58%			1,018,808,353.43	33.27%	532,698,324.03	14.73%					407,438,443.61	21.93%	576,940,334.24	37.99%
U.S. Equity Allocation Fund (Class IX)
U.S. Treasury Fund	887,233,817.60	22.28%					325,442,361.47	9.00%					226,839,589.86	12.21%			106,350,712.40	100.00%	159,314,096.01	100.00%	523,506,736.47	100.00%					110,310,121.63	61.87%	62,032,945.76	81.48%	2,000,000.01	23.11%			84,865,761.01	100.00%	3,803,119.99	23.56%	1,118,346,315.26	43.61%
World Opportunity Overlay Fund																											26,943,467.59	15.11%		0.00%	3,347,053.41	38.68%					6,453,624.63	39.97%

Total Market Value	3,981,618,205.97	100.00%	19,290,580,874.12	100.00%	3,062,462,192.21	100.00%	3,615,326,255.34	100.00%	1,315,317,672.15	100.00%	1,013,720,948.77	100.00%	1,857,777,203.10	100.00%	1,518,559,650.20	100.00%	106,350,712.40	100.00%	159,314,096.01	100.00%	523,506,736.47	100.00%	0.00	0.00%	0.00	0.00%	178,291,224.36	100.00%	76,136,676.57	100.00%	8,653,368.56	100.00%	0.00	0.00%	84,865,761.01	100.00%	16,144,877.86	100.00%	2,564,471,460.30	100.00%	0.00	0.00%	49,975,000.00	100.00%	0.00	0.00%	8,230,000.00	100.00%	0.00	0.00%

GMO Fund of Fund Allocation %
October, 2015
	Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund			586,084,357.46	3.01%			113,835,273.92	3.02%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)							757,229,825.14	20.11%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund	185,397,523.43	8.04%	779,124,655.15	4.00%			150,810,459.32	4.01%					84,814,195.25	4.39%													27,309,750.32	16.08%	14,086,690.46	13.94%	1,669,798.63	19.16%					2,775,171.83	18.12%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)	246,809,566.59	10.70%	881,410,694.20	4.53%			166,935,081.48	4.43%					100,032,374.66	5.17%													13,240,761.21	7.80%			1,698,702.40	19.49%					3,231,754.91	21.11%
Emerging Domestic Opportunities Fund
Emerging Markets Fund	550,072,045.52	23.84%			707,570,578.16	21.71%	485,372,279.23	12.89%	448,916,948.09	32.46%	106,991,622.30	10.08%	414,541,770.65	21.44%	158,636,971.88	9.94%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund			15,660,275,730.33	80.48%																																							49950000	100.00%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund					1,397,288,539.08	42.88%	893,307,750.89	23.72%	934,014,133.60	67.54%	954,287,353.67	89.92%	649,581,594.09	33.59%	782,965,562.98	49.04%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)							96,426,710.61	2.56%
Special Opportunities Fund	164,982,358.84	7.15%	595,747,555.97	3.06%
Special Opportunities SPC LTD.																																															7,790,000.00	100.00%
Strategic Fixed Income Fund
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund	199,197,900.36	8.63%	955,756,932.68	4.91%			108,834,360.76	2.89%																															1,444,445,557.20	59.38%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Equity Allocation Fund (Class III)
U.S. Equity Allocation Fund (Class IV)
U.S. Equity Allocation Fund (Class V)
U.S. Equity Allocation Fund (Class VI)					1,153,784,720.90	35.41%	597,809,084.39	15.88%					476,686,974.74	24.65%	654,931,310.86	41.02%
U.S. Equity Allocation Fund (Class IX)
U.S. Treasury Fund	960,766,522.63	41.64%					394,759,417.68	10.48%					208,000,533.70	10.76%			28,339,376.65	100.00%	91,313,570.58	100.00%	583,306,707.28	100.00%					102,354,245.68	60.26%	86,998,146.50	86.06%	1,999,200.33	22.94%			59,841,824.28	100.00%	2,851,979.20	18.63%	988,076,835.00	40.62%
World Opportunity Overlay Fund																											26,943,467.59	15.86%		0.00%	3,347,053.41	38.41%					6,453,624.63	42.15%

Total Market Value	2,307,225,917.37	100.00%	19,458,399,925.79	100.00%	3,258,643,838.14	100.00%	3,765,320,243.42	100.00%	1,382,931,081.69	100.00%	1,061,278,975.97	100.00%	1,933,657,443.09	100.00%	1,596,533,845.72	100.00%	28,339,376.65	100.00%	91,313,570.58	100.00%	583,306,707.28	100.00%	0.00	0.00%	0.00	0.00%	169,848,224.80	100.00%	101,084,836.96	100.00%	8,714,754.77	100.00%	0.00	0.00%	59,841,824.28	100.00%	15,312,530.57	100.00%	2,432,522,392.20	100.00%	0.00	0.00%	49,950,000.00	100.00%	0.00	0.00%	7,790,000.00	100.00%	0.00	0.00%

GMO Fund of Fund Allocation %
November, 2015
	Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund							110,700,709.44	3.00%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)							744,043,563.70	20.18%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund	239,155,429.82	9.96%	804,613,563.91	4.25%			157,281,334.45	4.27%					94,378,194.90	4.93%													27,364,743.78	14.88%	14,132,131.39	23.90%	1,675,185.08	19.66%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)	248,408,764.65	10.35%	847,948,438.71	4.48%			165,573,056.83	4.49%					100,680,532.60	5.25%													13,850,044.27	7.53%			1,709,709.11	20.07%
Emerging Domestic Opportunities Fund
Emerging Markets Fund	529,978,089.52	22.08%			681,723,251.10	21.40%	462,544,913.32	12.55%	397,943,190.37	31.09%	102,756,709.99	9.68%	399,398,692.27	20.84%	152,556,658.62	9.72%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund			15,742,066,317.75	83.25%																																							49950000	100.00%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund					1,364,273,205.19	42.82%	877,888,960.85	23.81%	882,221,416.80	68.91%	959,240,027.36	90.32%	643,201,232.31	33.57%	761,958,122.71	48.54%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)							97,217,093.48	2.64%
Special Opportunities Fund	166,772,991.25	6.95%	567,172,541.04	3.00%
Special Opportunities SPC LTD.																																															7,870,000.00	100.00%
Strategic Fixed Income Fund
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund	199,197,900.36	8.30%	948,060,756.81	5.01%			108,834,360.76	2.95%																															1,447,804,732.90	60.17%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Equity Allocation Fund (Class III)
U.S. Equity Allocation Fund (Class IV)
U.S. Equity Allocation Fund (Class V)
U.S. Equity Allocation Fund (Class VI)					1,139,729,543.73	35.78%	584,672,475.73	15.86%					476,990,403.75	24.89%	655,348,199.03	41.75%
U.S. Equity Allocation Fund (Class IX)
U.S. Treasury Fund	1,016,879,330.88	42.36%					377,611,316.03	10.24%					201,394,164.75	10.51%			144,339,376.65	100.00%	67,813,570.58	100.00%	616,373,634.75	100.00%					115,810,121.63	62.98%	44,998,146.50	76.10%	1,799,200.33	21.12%			81,841,824.28	100.00%	81,841,824.28	100.00%	958,202,876.40	39.83%
World Opportunity Overlay Fund																											26,857,054.93	14.61%		0.00%	3,336,318.79	39.16%

Total Market Value	2,400,392,506.48	100.00%	18,909,861,618.22	100.00%	3,185,726,000.02	100.00%	3,686,367,784.59	100.00%	1,280,164,607.17	100.00%	1,061,996,737.35	100.00%	1,916,043,220.58	100.00%	1,569,862,980.36	100.00%	144,339,376.65	100.00%	67,813,570.58	100.00%	616,373,634.75	100.00%	0.00	0.00%	0.00	0.00%	183,881,964.61	100.00%	59,130,277.89	100.00%	8,520,413.31	100.00%	0.00	0.00%	81,841,824.28	100.00%	81,841,824.28	100.00%	2,406,007,609.30	100.00%	0.00	0.00%	49,950,000.00	100.00%	0.00	0.00%	7,870,000.00	100.00%	0.00	0.00%

GMO Fund of Fund Allocation %
December, 2015
	Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund							108,065,229.21	3.02%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)							722,042,526.50	20.18%						0.00%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund	248,080,161.40	12.31%	769,320,728.59	4.37%			160,845,891.63	4.50%					86,669,521.33	5.03%													12,869,247.14	7.50%	14,018,529.05	39.17%	1,661,718.96	19.75%					2,761,743.58	14.44%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)	242,720,374.44	12.04%	803,510,383.10	4.56%			161,781,547.47	4.52%					98,375,017.51	5.71%													12,869,247.14	7.50%			1,588,635.29	18.88%					3,022,353.94	15.81%
Emerging Domestic Opportunities Fund
Emerging Markets Fund	512,602,886.59	25.43%			670,030,251.77	21.82%	450,797,378.68	12.60%	391,847,086.68	31.75%	102,675,898.19	9.94%	359,372,960.55	20.87%	147,555,125.62	9.65%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund			14,611,528,211.44	82.94%																																							49950000	100.00%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund					1,268,791,896.33	41.32%	825,125,853.12	23.06%	842,441,835.57	68.25%	930,706,774.34	90.06%	579,543,608.12	33.65%	713,131,000.97	46.65%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)							93,757,647.81	2.62%
Special Opportunities Fund	162,219,431.30	8.05%	540,307,445.35	3.07%
Special Opportunities SPC LTD.																																															7,550,000.00	100.00%
Strategic Fixed Income Fund
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund	198,415,552.11	9.84%	891,702,640.13	5.06%			108,235,937.32	3.03%																															1,451,163,908.62	62.56%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Equity Allocation Fund (Class III)
U.S. Equity Allocation Fund (Class IV)
U.S. Equity Allocation Fund (Class V)
U.S. Equity Allocation Fund (Class VI)					1,132,182,566.59	36.87%	591,253,354.13	16.52%					412,213,114.20	23.93%	668,120,417.44	43.70%
U.S. Equity Allocation Fund (Class IX)
U.S. Treasury Fund	651,935,926.25	32.34%					356,119,794.83	9.95%					186,104,865.02	10.81%			101,308,440.91	100.00%	90,287,645.14	100.00%	587,436,796.53	100.00%					118,763,597.58	69.22%	21,769,027.25	60.83%	1,798,480.64	21.38%			70,812,287.53	100.00%	6,849,238.41	35.82%	868,288,065.70	37.44%
World Opportunity Overlay Fund																											27,081,727.85	15.78%			3,364,228.80	39.99%					6,486,741.37	33.93%

Total Market Value	2,015,974,332.09	100.00%	17,616,369,408.61	100.00%	3,071,004,714.69	100.00%	3,578,025,160.70	100.00%	1,234,288,922.25	100.00%	1,033,382,672.53	100.00%	1,722,279,086.73	100.00%	1,528,806,544.03	100.00%	101,308,440.91	100.00%	90,287,645.14	100.00%	587,436,796.53	100.00%	0.00	0.00%	0.00	0.00%	171,583,819.71	100.00%	35,787,556.30	100.00%	8,413,063.69	100.00%	0.00	0.00%	70,812,287.53	100.00%	19,120,077.30	100.00%	2,319,451,974.32	100.00%	0.00	0.00%	49,950,000.00	100.00%	0.00	0.00%	7,550,000.00	100.00%	0.00	0.00%

GMO Fund of Fund Allocation %
January, 2016
	Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund							109,416,261.88	3.15%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)							688,957,629.27	19.82%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund	248,080,161.40	15.14%	742,289,420.69	4.43%			159,833,207.51	4.60%					86,669,521.33	5.33%													27,144,769.96	15.18%	14,018,529.05	15.79%	1,661,718.96	17.80%					2,761,743.58	14.33%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)	237,955,655.78	14.53%	756,885,897.53	4.51%			158,605,697.23	4.56%					96,443,868.21	5.93%													13,529,093.94	7.57%			1,837,742.13	19.69%					3,235,493.91	16.78%
Emerging Domestic Opportunities Fund
Emerging Markets Fund	412,143,314.58	25.16%			657,291,309.21	22.42%	452,242,242.58	13.01%	378,816,396.55	32.66%	100,978,015.44	10.28%	353,493,896.42	21.72%	147,427,643.58	10.18%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund			13,770,831,578.07	82.14%																																							49950000	100.00%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund					1,197,934,899.05	40.87%	794,707,074.09	22.86%	781,214,498.87	67.34%	881,413,980.01	89.72%	551,440,683.64	33.89%	671,496,268.09	46.34%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)							89,059,769.93	2.56%
Special Opportunities Fund	206,915,255.65	12.63%	674,377,655.06	4.02%
Special Opportunities SPC LTD.																																															7,485,000.00	100.00%
Strategic Fixed Income Fund
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund	198,114,648.94	12.09%	821,117,187.21	4.90%			107,276,489.33	3.09%																															523,835,736.78	21.80%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Equity Allocation Fund (Class III)
U.S. Equity Allocation Fund (Class IV)
U.S. Equity Allocation Fund (Class V)
U.S. Equity Allocation Fund (Class VI)					1,076,005,452.09	36.71%	571,234,309.92	16.43%					385,526,743.53	23.69%	629,987,038.08	43.48%
U.S. Equity Allocation Fund (Class IX)
U.S. Treasury Fund	334,826,113.15	20.44%					344,477,623.08	9.91%					153,773,983.00	9.45%			170,329,372.68	100.00%	74,824,374.90	100.00%	503,775,253.28	100.00%					111,308,921.15	62.25%	74,774,937.23	84.21%	2,499,480.43	26.78%			77,841,624.18	100.00%	6,851,979.20	35.54%	1,878,913,238.50	78.20%
World Opportunity Overlay Fund																											26,839,772.40	15.01%		0.00%	3,334,171.87	35.72%					6,428,787.07	33.35%

Total Market Value	1,638,035,149.50	100.00%	16,765,501,738.56	100.00%	2,931,231,660.35	100.00%	3,475,810,304.82	100.00%	1,160,030,895.42	100.00%	982,391,995.45	100.00%	1,627,348,696.13	100.00%	1,448,910,949.75	100.00%	170,329,372.68	100.00%	74,824,374.90	100.00%	503,775,253.28	100.00%	0.00	0.00%	0.00	0.00%	178,822,557.45	100.00%	88,793,466.28	100.00%	9,333,113.39	100.00%	0.00	0.00%	77,841,624.18	100.00%	19,278,003.76	100.00%	2,402,748,975.28	100.00%	0.00	0.00%	49,950,000.00	100.00%	0.00	0.00%	7,485,000.00	100.00%	0.00	0.00%

GMO Fund of Fund Allocation %
February, 2016
	Benchmark Free Fund (IZE1)		Benchmark Free Allocation Fund (IZE2)		Global Equity Allocation Fund (IZE3)		Global Balanced Asset Allocation Fund (IZE4)		International Equity Allocation Fund (IZE5)		Int. Developed Equity Alloc. Fund (IZE6)		Strategic Opportunities Alloc. Fund (IZE7)		Global Developed Equity Allocation Fund (IZE9)		U.S. Equity Allocation Fund (IZEF)		Quality Fund (IZEI)		Asset Allocation Bond Fund (IZEM)		U.S. Treasury Fund (IZEN)		Risk Premium Fund (IZER)		Core Plus Bond Fund (IZFA)		Emerging Country Debt Fund (IZFB)		Global Bond Fund (IZFD)		International Bond Fund (IZFE)		Debt Opportunities Fund (IZFG)		Currency Hedged International Bond Fund (IZFI)		Systemic Global Macro Opportunity Fund (IZGE)		World Opportunity Overlay Fund (IZGM)		Global Focused Equity Fund (IZIW)		Alternative Asset SPC LTD (IZGF)		Special Opportunities Fund (IZZJ)		Special Opportunities SPC LTD. (IZZL)
Name of Fund Owned	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV	Market Value	% of Total MV

Alpha Only Fund							101,061,617.33	3.00%
Asset Allocation Bond Fund (III)
Asset Allocation Bond Fund (VI)							677,078,964.71	20.08%
Benchmark-Free Fund
Benchmark-Free Allocation Fund (Class III)
Benchmark-Free Allocation Fund (Class IV)
Benchmark-Free Allocation Fund (Class W)
Benchmark-Free Bond Fund
Core Plus Bond Fund (Class III)
Core Plus Bond Fund (Class IV)
Currency Hedged International Bond Fund
Debt Opportunities Fund	246,974,455.65	15.65%	775,552,374.45	4.72%			155,335,123.31	4.61%					86,283,230.92	5.21%													27,023,784.35	14.99%	13,956,047.76	14.14%	1,654,312.60	15.31%					2,749,434.35	11.35%
Developed World Stock Fund
Emerging Countries Fund
Emerging Country Debt Fund (Class III)
Emerging Country Debt Fund (Class IV)	242,720,374.44	15.38%	748,622,534.74	4.56%			153,259,789.48	4.55%					98,375,017.51	5.94%													13,799,994.52	7.66%			1,874,540.27	17.35%					3,300,280.01	13.63%
Emerging Domestic Opportunities Fund
Emerging Markets Fund	411,052,988.35	26.05%			643,397,151.13	22.35%	443,229,620.60	13.15%	369,371,327.22	32.56%	94,700,211.48	10.05%	361,131,996.03	21.82%	146,525,557.43	10.23%
Foreign Fund
Foreign Small Companies Fund
Global Balanced Asset Allocation Fund
Global Bond Fund
Global Equity Allocation Fund
Global Developed Equity Allocation Fund
Global Focused Equity Fund
Implementation Fund			13,240,765,273.71	80.64%																																							49950000	100.00%
International Bond Fund (Class III)
International Developed Equity Allocation Fund
International Equity Allocation Fund
International Equity Fund					1,159,489,783.00	40.27%	762,828,456.94	22.63%	765,062,069.29	67.44%	847,974,621.09	89.95%	558,786,339.71	33.76%	648,877,446.43	45.32%
International Large/Mid Cap Equity Fund
International Small Companies Fund
Quality Fund (Class III)
Quality Fund (Class IV)
Quality Fund (Class V)
Quality Fund (Class VI)
Resources Fund
Risk Premium Fund (Class III)
Risk Premium Fund (Class IV)
Risk Premium Fund (Class VI)							85,983,383.45	2.55%
Special Opportunities Fund	272,146,746.66	17.25%	839,489,833.78	5.11%
Special Opportunities SPC LTD.																																															6,655,000.00	100.00%
Strategic Fixed Income Fund
Strategic Opportunities Allocation Fund
Systematic Global Macro Opportunity Fund	200,160,790.51	12.68%	814,182,754.54	4.96%			101,040,997.42	3.00%																															517,737,532.62	21.60%
Taiwan Fund
Tax-Managed International Equities Fund
U.S. Equity Allocation Fund (Class III)
U.S. Equity Allocation Fund (Class IV)
U.S. Equity Allocation Fund (Class V)
U.S. Equity Allocation Fund (Class VI)					1,076,330,178.97	37.38%	564,280,291.39	16.74%					402,250,375.11	24.30%	636,481,749.81	44.45%
U.S. Equity Allocation Fund (Class IX)
U.S. Treasury Fund	204,925,652.18	12.99%					327,046,456.50	9.70%					148,397,374.00	8.97%			154,329,372.68	100.00%	137,824,374.90	100.00%	575,901,617.60	100.00%					113,058,921.15	62.73%	84,774,937.23	85.86%	3,999,480.43	37.02%			77,841,624.18	100.00%	11,851,979.20	48.95%	1,879,196,528.86	78.40%
World Opportunity Overlay Fund																											26,355,861.50	14.62%			3,274,058.02	30.31%					6,312,878.49	26.07%

Total Market Value	1,577,981,007.79	100.00%	16,418,612,771.22	100.00%	2,879,217,113.10	100.00%	3,371,144,701.13	100.00%	1,134,433,396.51	100.00%	942,674,832.57	100.00%	1,655,224,333.28	100.00%	1,431,884,753.67	100.00%	154,329,372.68	100.00%	137,824,374.90	100.00%	575,901,617.60	100.00%	0.00	0.00%	0.00	0.00%	180,238,561.52	100.00%	98,730,984.99	100.00%	10,802,391.32	100.00%	0.00	0.00%	77,841,624.18	100.00%	24,214,572.05	100.00%	2,396,934,061.48	100.00%	0.00	0.00%	49,950,000.00	100.00%	0.00	0.00%	6,655,000.00	100.00%	0.00	0.00%